EXHIBIT 99.1
Jefferies Investor Meetings
August 2008

Trico Group Overview

Trico Group Profile
• Provides marine services, principally subsea services, to the energy industry worldwide
• Generated over $250MM in operating cash flow over the period 2005-2007 from traditional supply vessel business and reinvested in higher growth subsea businesses
• Acquisition of Active Subsea in November 2007 for $247MM (8 MPSV subsea service vessels)
• Acquisition of DeepOcean in 2Q08 for $687MM
• DeepOcean a key step toward a higher growth earnings and cash flow stream

Trico Group Today

	SUBSEA		TOWING AND SUPPLY		TRENCHING
Trade Name
Services	3	IMR	3	Platform and rig supply	3	Marine trenching and ploughing
	3	Survey	3	Towing of drilling rigs	3	Flexible product installation
	3	Seabed mapping
	3	Light Construction
	3	Decommissioning
	3	Subsea vessels
Primary	3	Development of subsea pipeline	3	Offshore drilling activity (towing	3	Oil and gas pipeline installation
Drivers		and production infrastructure		and supply)	3	Telecom cable installation
	3	Decommissioning of subsea	3	Number of rigs/platforms (supply)	3	Decommissioning
		infrastructure
Headquarters	3	Haugesund, Norway	3	Houston, USA	3	Darlington, UK
Fleet Age	3	7 years	3	19 years	3	5 years
2007 Revenue	3	$248 mm	3	$226 mm	3	$114 mm
Significant	3	StatoilHydro	3	StatoilHydro	3	Acergy
Customers	3	PEMEX	3	ExxonMobil	3	Subsea 7
	3	Petrobras	3	PEMEX	3	Alcatel/Lucent
			3	Petrobras
Geographies	3	North Sea	3	North Sea	3	North Sea
	3	Mexico	3	West Africa	3	Southeast Asia
	3	Brazil	3	Mexico	3	Mediterranean
	3	West Africa	3	Southeast Asia	3	Brazil
			3	Brazil	3	West Africa
			3	U.S. Gulf of Mexico

Pro Forma Business Mix
Pro Forma Segment Revenue’’’’’
2007A 2009E
OSV            OSV
38% 26%
Subsea
vs.
OSV
Subsea            Subsea
62% 74%
Vessel            Vessel
43% 35%
Services
vs.
Vessel
Services            Services
57% 65%
Domestic
Domestic
3%
11%
International
vs.
Domestic
International            International
89% 97%
Total Revenue = $588 mm            Total Revenue = $897 mm(1)
(1) Revenue based on Jefferies projections.
• Subsea vessels and services contribute approximately 3/4ths of pro forma 2009E revenue
• 30% subsea segment growth, increased ROI, fewer competitors and high barriers to entry
• Subsea services represent approximately 2/3rds of pro forma 2009E revenue
• Continued international focus

Trico Group’s Global Presence
• Existing customer relationships and presence in most of the growing subsea markets around the world • Accelerate and support continued global expansion
North Sea $16.7 bn of subsea capex Marine Logistics U.S. GOM Mediterranean $21.4 bn of subsea capex(1) $14.3 bn of subsea capex $17.4 bn of subsea capex(2) Current Markets Mexico West Africa            Towing and Supply Subsea S.E. Asia $9.5 bn of subsea capex Trenching Brazil
Note: Dollar amounts represent estimated subsea production capex in each region from 2008-2013 from Quest Offshore Resources, Inc. (1) Represents combined capex spending in Africa and Mediterranean.
(2) Represents combined capex spending in United States and Mexico.

Growth Drivers & Strategy

Subsea Growth
• Long-term demand for subsea services will follow the buildout of subsea infrastructure
• IMR services growth follows installed base of subsea infrastructure
Subsea Infrastructure Buildout and Spending 2 0 0 0 0 9 0 0 1 8 0 0 0 Total 2008-2013 8 0 0 1 6 0 0 0 Spending of ~$80 bn 7 0 0 1 4 0 0 0 6 0 0 1 2 0 0 0 5 0 0 1 0 0 0 0 4 0 0 MM / Km of SPU 8 0 0 0 3 0 0 $6 0 0 0 No. Subsea Trees 2 0 0 4 0 0 0 2 0 0 0 1 0 0
0 0
1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3
$ M M — tr e e c o n t r o l p k g $ M M — s u b s e a tr e e s & c o n (fly in g le a d s , ju m p e r , M            t r o l p o d : (c h o k e s , s e n C S , HP U , UT A , J -P la te ) s o r p k g .)
No . s u b s e a t r e e s ( w e ll            K m — s u b s e a p r o d u c t io n c o m p le tio n s ) b y o n s t r e            u m b ilic a ls in s t a lle d a m y e a r
Growth in Subsea Infrastructure — Wells Brought Onstream
4 0 0 0 3,743 3 5 0 0 98% 3 0 0 0 2 5 0 0 1,890 2 0 0 0 59%
1,189
1 5 0 0
No. of Subsea 1 0 0 0 Wells
500
0 1 9 9 6 — 2 0 0 1 2 0 0 2 — 2 0 0 7 2 0 0 8 — 2 0 1 3
A f r i c a / M e d i t . A s i a / P a c i f i c N . S e a N . A m e r i c a S . A m e r i c a
Source:’Quest Offshore Resources, Inc.

Subsea Services Markets
• The installed base over five years of age drives IMR demand
Construction & Decommissioning & Exploration            Production Installation            Abandonment (1-2 yrs) (15+ yrs) (1 yr) (3-5 yrs) CapEx            OpEx

• Seismic support • Vessel supply	• Seabed mapping • Marine trenching and ploughing • Towing • Vessel supply • Subsea vessels and ROVs (construction) • Flexible product installation	• Inspection, maintenance and repair operations • Pipeline inspection • Well stimulation and intervention • Vessel supply	• Survey • Cutting and structure removal • Pipe burial
Construction & Decommissioning & Exploration            Production Installation            Abandonment (Moderate) (Moderate) (None) (Low)
Trico Presence Before DeepOcean Acquisition
Construction & Decommissioning &
Exploration            Production
Installation            Abandonment
(Moderate) (High) (Moderate)
(High)
Trico Group Presence Today

Market Positioning — Integrated Subsea Solutions Provider
Vessel            Subsea            Subsea Owners            Services            EPIC(1)
Vessel Owners(2) Subsea Services(3) Subsea EPIC (4)
· Asset intensive (-) · Less asset intensive (+) · Asset intensive (-) · Day rate revenue model (+) · Day rate + spread revenue model (+) · Lump-sum turn-key risk (-) · Moderate demand growth (+) · High demand within CapEx and OpEx (+) · Principally CapEx driven, more volatile (-) Business · Limited differentiation (-) · High barriers to entry for expertise (+) · Highly differentiated, engineering (+) Characteristics · Low barriers to entry/fragmented (-) · Differentiation through · High barriers to entry (expertise and “solutions-based” track record (+) capital) (+) · Technology driven (+) Traditional Players (1) Engineering, procurement, installation and construction. (2) Includes Deep Sea Supply, Eidesvik, Farstad, Havila, Siem, Solstad, Gulfmark, Seacor, Tidewater and Trico. (3) Includes DOF Subsea, Fugro and Oceaneering. (4) Includes Saipem, McDermott, Technip, Acergy and Subsea 7.

Strategic Rationale: From Ships and Services to Solutions Integrated Solutions Provider Leverages Global Footprint Anticipated Synergies Financial Benefits
• Combination creates leading integrated subsea services provider with modern fleet, breadth of services capabilities and engineering — a dayrate business model
• World class engineering and “non-vessel” assets — providing engineering solutions for customers and differentiation from pure vessel owners
• Accelerates subsea growth across Trico Group’s global footprint, especially in Brazil and West Africa
• Established relationships with 9 of the top 10 and 17 of the top 20 subsea operators
• Vessels driving subsea growth already on order/to be delivered through 2010
• Deployment of subsea vessels into established service activity
• Synergies — operational and marketing
• Greater presence in activities focused on production life of the well — opex spending stability
• Accretive to earnings and cash flow per share in 2009 +

Subsea Customer Coverage
• Trico Group serves 9 of the top 10 customers for subsea field development
• Opportunities to expand services utilizing Trico’s infrastructure and vessels and DeepOcean’s expertise and equipment
Source: P 0 50 100 150 200 250 300
etrobr as BP Total Ch e St v ron a Quest Offshore toil Resources, Inc.
Hydro ExxonMobi Shell l trees R Eni elianc e Ind. base of subsea Largest installed Nexen BHP I NP EX H usky Projected 2008-2010 Subsea Tree Awards — Oi l Kosmos E nergy Wo odsi Marathon de Oil P et roleum Forest Top 20 Operators Oil P E MEX Group Trico Relationships Customer Dev on G az prom

DeepOcean: Jewel in the Crown

- Acquisition of DeepOcean has been the key step in Trico's subsea strategy
  - Huge increase in exposure to Subsea segment …30%+ per annum
  - Technology intensive services revenue now 60% of mix
  - 4 of 8 newbuild Active Subsea vessel designs upgraded to support DeepOcean growth plan
- Acquisition creates a modern "operated" subsea fleet
  - Subsea fleet age now 7 years; current new builds actually reduce this to 6 years by 2010
- Depth of engineering expertise very difficult for a competitor to create (evidenced by the prior acquisition attempt)

TRICO MARINE
ADEPT AT ADAPTING

12

Subsea Services Offering

Seabed Mapping and Pipeline Inspection
Seabed Mapping • Seabed mapping prior to installation of pipelines, rigs, templates and other structures • Multiple techniques utilizing vessels and/or ROVs
Pipeline Inspection • External inspection of pipeline conditions • Damage to concrete coating • Cathodic protection levels • Burial condition of trenched pipelines
• Multi-beam echo sounding • Visual pipeline inspection

Module Handling System Operations
• Installation and replacement of subsea modules and remote operated tools using vessel-integrated module handling system
• Preparation of subsea module for installation using module handling system• Illustration of modular subsea template

Light Construction and Scale Squeeze
Light Construction • ROV and lifting operations to support installation and decommissioning of subsea equipment
Scale Squeeze • Pumping chemicals into a subsea well to remove built-up scale to increase production
• Subsea cutting to enable recovery of a pipeline section

Construction Support • Pipeline or cable lay support — video or sonar touchdown monitoring • Trenching support — out of straightness surveys using pipe tracker • Dredging support — video monitoring or seabed mapping • Spool piece metrology — high precision positioning • Spool piece metrology

Trenching • Lowering or burying of subsea transmission systems into the seabed • Provides protection against external forces (fishing, anchor dragging) • Provides stabilization in extreme weather conditions • Alternative means of insulation versus coating • Trenching operations utilize water jetting, mechanical cutting or ploughing equipment depending on water depth and soil type

Telecom Cable Lay
• Installation of subsea cables (umbilicals, ISUs, power and telecommunications) in deep and ultra deep water
• Strong economic and quality benefits of performing installation and burial from the same spread
• Modular Plough System provides simultaneous or post-lay trenching and burial of small diameter flexible products such as power and communication cables and control umbilicals
• Advanced Cable Plough provides deep simultaneous or post-lay trenching and burial of small diameter flexible products such as power and communications cables and control umbilicals
• Rockplough in umbilical mode is capable of continuous burial and immediate backfill through most seabed conditions
Modular Plough System Advanced Cable Plough Rockplough

Trico Group Financials

21 $0 $120 $240 $360 $480 $600 2005 2006 2007 2008E Revenue ($ mm) $0 $30 $60 $90 $120 $150 2005 2006 2007 2008E EBITDA ($ mm) Revenue and EBITDA (2) (2) (1) A reconciliation of EBITDA to operating income is included in the appendix accompanying this presentation. (2) The Company does not publish financial guidance or projections of its future financial performance. Estimates shown reflect an average of securities analysts’ estimates and do not necessarily reflect the Company’s views as to either revenue or EBITDA expected for FY 2008. Such estimates are more fully set forth in the reports issued by Imperial Capital (7/29/08), Jefferies & Company (7/28/08) and Lehman Brothers (7/25/08). Analysts’ estimates are subject to the conditions, limitations and assumptions set forth in their respective written reports. The Company does not preview or comment upon reports issued by securities analysts. (1)

Condensed Balance Sheet
(U.S. Dollars in millions)

6/30/2008
ASSETS Cash	$172
Working capital and other	221
Total current assets	393
Property and equipment, net	950
Other assets	399
Total assets	$1,742

6/30/2008
LIABILITIES AND STOCKHOLDERS’ EQUITY Short-term and current maturities of debt	$91
Other current liabilities	252
Total current liabilities	343
Convertible debt	453
Secured debt	365
Other	95
Total liabilities	1,256
Stockholders’ equity	485
Total liabilities and stockholders’ equity	$1,742
Coverage Statistics:

Net Total Debt / Trailing Twelve Months EBITDA	4.6x
Net Secured Debt / Trailing Twelve Months EBITDA	1.8x
Trailing Twelve Months EBITDA / Net Interest	3.6x

Trico Group Assets

Vessels and Equipment

	FYE07	2Q08	FYE09
Vessels Multi-Purpose Subsea	5	12	20
Trenching	—	5	6
Construction	—	2	2
AHTSs	6	6	6
PSVs	7	7	7
OSVs	39	38	38
High Tech Equipment ROVs — Work Class	—	16	18
ROVs — Observation Class	—	4	4
Module Handling Systems	—	2	2
Ploughs	—	10	10
Jetters	—	5	5
Mechanical Cutters	—	4	4

Appendix 25

26 Reconciliation of Non-GAAP Financial Measure The following table reconciles our measure of Adjusted EBITDA to Operating Income (in thousands): 2005 2006 2007 2008E(a) Adjusted EBITDA 63,454 $ 112,336 $ 90,557 $ 129,227 $ Gain (loss) on sale of assets 2,523 1,334 2,897 — Stock-based compensation (2,021) (2,024) (3,247) — Impairment of long-lived assets (2,237) (2,580) (116) - Depreciation and amortization (19,024) (20,676) (23,461) (70,079) Operating income 42,695 $ 88,390 $ 66,630 $ 59,148 $ (a) As defined in the securities analysts’ presentations referred to previously in this presentation, EBITDA is operating income excluding depreciation and amortization expense. A non-GAAP financial measure is generally defined by the SEC as one that purports to measure historical or future financial performance, financial position or cash flows, but excludes or includes amounts that would not be so adjusted in the most comparable GAAP measures. We measure operating performance based on adjusted EBITDA, a non-GAAP financial measure, which is calculated as earnings (net income or loss) before interest, income taxes, depreciation and amortization, gain (loss) on sales of assets, stock based compensation, other income (loss), impairment on long-lived assets and noncontrolling interest in loss of a consolidated subsidiary. Our measure of adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure. We believe that the GAAP financial measure that adjusted EBITDA most directly compares to is operating income. Because adjusted EBITDA is not a measure of financial performance calculated in accordance with GAAP, it should not be considered in isolation or as a substitute for operating income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flows statement data prepared in accordance with GAAP. EBITDA is widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliation, we believe provides additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund various capital expenditures. We also believe the disclosure of EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity.

Corporate Information Joseph S. Compofelice Chief Executive Officer & Chairman Geoff A. Jones Vice President and Chief Financial Officer Forward Looking Statements This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements. These include statements that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, general industry conditions, future results of the Company’s operations, capital expenditures, asset sales, expansion and growth opportunities, financing activities, debt repayment and other such matters. Although the Company believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” section of our Forms 10-Q and 10-K provide examples of risks, uncertainties and events that may cause the Company’s actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward- looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.